Grant No.  ___________


	THE GAP, INC.
	NON-QUALIFIED STOCK OPTION AGREEMENT


		The Gap, Inc. (the "Company") hereby grants to [NAME] (the "Director"), a stock option under The Gap, Inc. 1996 Stock Option and Award Plan (the "Plan"), to purchase shares of common stock of the Company, $0.05 par value ("Shares"). This option is subject to all of the terms and conditions contained in this Agreement, including the terms and conditions contained in the attached Appendix A. The date of this Agreement is [DATE]. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

	Number of Shares
	Purchasable with this Option:	[SHARES]

	Price per Share:	[PRICE-PER-SHARE]

	Date Option was Granted:	[DATE]

	Date Option is
	Scheduled to become Exercisable:	<VEST>


	Latest Date Option Expires:	<EXPIRE>

		As provided in the Plan and in this Agreement, this option may terminate before the date written above, including before the option becomes exercisable or is exercised. For example, if Director's term ends before the date this option becomes exercisable, this option will terminate at the same time as Director's term terminates. PLEASE BE
SURE TO READ ALL OF APPENDIX A, WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION.

		IN WITNESS WHEREOF, the Company and the Director have executed this Agreement, in duplicate, to be effective as of the date first above written.

                                					THE GAP, INC.



Dated: [DATE]		                      _______________________________________
                                 					Donald G. Fisher
                                 					Chairman of the Board

		My signature below indicates that I understand that this option is subject to all of the terms and conditions of this Agreement (including the attached Appendix A) and of the Plan.

                                 					DIRECTOR


Dated: __________                   	______________________________________


					Address:
__________________________________________


_____________________________________________


_____________________________________________

						 Social Security No.:
__________________________


	APPENDIX A

	TERMS AND CONDITIONS OF NON-QUALIFIED STOCK OPTION

		1.	Grant of Option.  The Company hereby grants to the Director
under the Plan, as a separate incentive in connection with his or her service and not in lieu of any salary or other compensation for his or her services, a non-qualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of the number of shares set forth on page 1 of this Agreement.  The option granted hereby is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Code.

		2.	Exercise Price.  The purchase price per Share (the "Option
Price") shall be equal to the price set forth on page 1 of this Agreement, which is the fair market value per Share on the date of this Agreement. The Option Price shall be payable in the legal tender of the United States.

		3.	Number of Shares.  The number and class of Shares specified
in paragraph 1 above, and/or the Option Price, are subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of Shares, reclassifications, mergers, consolidations, reorganizations or liquidations.  Subject to any required action of the stockholders of the
Company, if the Company shall be the surviving corporation in any merger or consolidation, the option granted hereunder (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of Shares of Common Stock that are then subject to the option would have been entitled.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Compensation and Stock Option Committee of the Company's Board of Directors (the "Committee"), whose determination in that respect shall be final, binding and conclusive.

		4.	Commencement of Exercisability.  Except as otherwise provided in this Agreement, the right to exercise the option awarded by this
Agreement shall accrue as to 100% of the Shares subject to such option on the third anniversary date of the date of this Agreement.

		5.	Reduction or Elimination of Exercisability.  Notwithstanding
paragraph 4 or any other provision of this Agreement, prior to the third anniversary of the date of this Agreement, the Committee, in its sole discretion, may determine that the right to exercise the option awarded by this Agreement shall not accrue as to all or part of the Shares specified in paragraph 1 (and as adjusted pursuant to paragraph 3, if appropriate).

		6.	Termination of Option.  In the event that Director's service with the Company or an Affiliate terminates for any reason other than
Retirement, Total Disability or death, this option shall immediately thereupon terminate.  In the event of the Director's Retirement or
Termination of Employment by reason of his or her Total Disability, the
Director may, within one (1) year after the date of such Termination of
Employment, or within ten (10) years from the date of this Agreement, whichever shall first occur, exercise any unexercised portion of the option.  In the event that the Director shall die while in the employ of the Company or an Affiliate, any unexercised portion of the option may be exercised by the Director's beneficiary or transferee, as hereinafter provided, for a period of one (1) year after the date of the Director's death or within eight ten (10) years from the date of this Agreement, whichever shall first occur.  Notwithstanding the preceding two sentences, in the event that within one year of the date of this
Agreement, Director's service with the Company or an Affiliate is terminated on account of his or her Retirement, Total Disability or death, this option shall immediately thereupon terminate.

		7.	Persons Eligible to Exercise.  The option shall be
exercisable during the Director's lifetime only by the Director. The option shall be non-transferable by the Director other than by a beneficiary designation made in a form and manner acceptable to the Committee, or by will or the applicable laws of descent and distribution.

		8.	Death of Director.  To the extent exercisable after the
Director's death, the option shall be exercised only by the Director's designated beneficiary or beneficiaries, or if no beneficiary survives the Director, by the person or persons entitled to the option under the Director's will, or if the Director shall fail to make testamentary disposition of the option, his or her legal representative. Any transferee exercising the option must furnish the Company (a) written notice of his or her status as transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of the option and compliance with any laws or regulations pertaining to said transfer, and
(c) written acceptance of the terms and conditions of the option as prescribed in this Agreement.

		9.	Exercise of Option.  The option may be exercised by the
person then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Company, specifying the number of full Shares to be purchased and accompanied by full payment of the purchase price thereof (and the amount of any income tax the Company is required by law to withhold by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof.

		10.	No Rights of Stockholder.  Neither the Director nor any
person claiming under or through said Director shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable upon the exercise of the option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Director.


		11.	No Effect on Service.  Nothing in this Agreement shall confer upon the Director the right to continue in service on the Board.

		12.	Addresses for Notices.  Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Law Department, at The Gap, Inc., One Harrison Street, San
Francisco, California 94105, or at such other address as the Company may hereafter designate in writing.  Any notice to be given to the Director shall be addressed to the Director at the address set forth beneath the
Director's signature hereto, or at such other address as the Director may hereafter designate in writing.  Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

		13.	Non-Transferability of Option.  Except as otherwise herein
provided, the option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

		14.	Maximum Term of Option.  Notwithstanding any other provision of this Agreement, this option is not exercisable after the expiration of ten (10) years from the date of this Agreement.

		15.	Binding Agreement.  Subject to the limitation on the
transferability of the option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

		16.	Plan Governs.  This Agreement is subject to all terms and
provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Terms used and not defined in this Agreement shall have the meaning set forth in the Plan.

		17.	Committee Authority.  The Committee shall have the power to
interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the
Committee in good faith shall be final and binding upon Director, the
Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or
interpretation made in good faith with respect to the Plan or this
Agreement.

		18.	Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

		19.	Agreement Severable.  In the event that any provision in this
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this
Agreement.